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                                                                   EXHIBIT 10.10



                       SCHEDULE OF HEALTH CARE REIT LEASES
                  WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                 ATTACHED AS EXHIBIT 10.9 TO THE COMPANY'S FORM
                       10-Q FOR THE PERIOD ENDING 6/30/99

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                                                                          Leasing         Original Health Care
Facility Name                          Location                       Commitment Fee        REIT Investment       Annual Base Rent
-------------                          --------                       --------------        ---------------       ----------------
Alterra Sterling House of Findlay      725 Fox Run Road                 $ 200,000            $ 2,000,000             $ 214,400
                                       Findlay, OH  45840

Alterra Sterling House of Piqua        1744 W. High Street                212,000              2,120,000               202,650
                                       Piqua, OH  45356-5001

Alterra Sterling House of Troy         81 S. Stanfield Road               220,000              2,200,000               229,900
                                       Troy, OH  45373

Alterra Sterling House of              5420 S.E. Adams Blvd.              153,900              1,539,000               141,340
Bartlesville North                     Bartlesville, OK  74006

Alterra Sterling House of Chickasha    801 Country Club Road              153,900              1,539,000               156,288
                                       Chickasha, OK  73018

Alterra Sterling House of Claremore    1605 N. Hwy. 88                    158,250              1,582,500               156,668
                                       Claremore, OK  74017

Alterra Sterling House of Duncan       915 W. Plato Road                  145,000              1,450,000               157,470
                                       Duncan, OK  73533

Alterra Sterling House of Edmond       116 W. Danforth                    173,900              1,739,000               188,855
                                       Edmond, OK  73003

Alterra Sterling House of Enid         4613 W. Willow Road                153,900              1,539,000               141,340
                                       Enid, OK  73703

Alterra Sterling House of Lawton       6302 S.W. Lee Blvd.                160,000              1,600,000               173,760
                                       Lawton, OK  73505

Alterra Sterling House of Midwest      615 W. BlueRidge Drive             153,900              1,539,000               141,340
City                                   Midwest City, OK  73110

Alterra Sterling House of Muskogee     3211 Chandler Road                 158,250              1,582,500               158,883
                                       Muskogee, OK  74403

Alterra Sterling House of Norman       1701 E. Alameda St.                153,900              1,539,000               167,135
                                       Norman, OK  73071
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
Alterra Sterling House of Oklahoma     2500 S.W. 89th Street              153,900              1,539,000               156,288
City South                             Oklahoma City, OK  73159

Alterra Sterling House of Owasso       12807  E. 86th Place North         159,500              1,595,000               159,022
                                       Owasso, OK  74055

Alterra Sterling House of Ponca City   1500 E. Bradley Ave.               165,000              1,650,000               167,640
                                       Ponca City, OK  74604

Alterra Sterling House of Shawnee      3947 Kickapoo                      153,900              1,539,000               141,340
                                       Shawnee, OK  74801

Alterra Sterling House of Stillwater   1616 E. McElroy Road               153,900              1,539,000               141,340
                                       Stillwater, OK  74075

Alterra Sterling House of Cedar Hill   602 E. Beltline Road               166,100              1,661,000               171,415
                                       Cedar Hill, TX  75104

Alterra Sterling House of Desoto       747 W. Pleasant Run Road           159,500              1,595,000               160,457
                                       Desoto, TX  75115-3838

Alterra Sterling House of Georgetown   2600 East University Ave.          230,000              2,300,000               239,200
                                       Georgetown, TX  78626

Alterra Sterling House of Palestine    101 Trinity Court                  158,250              1,582,500               157,459
                                       Palestine, TX  75801

Alterra Sterling House of Texarkana    4204 Moores Lane                   159,500              1,595,000               161,574
                                       Texarkana, TX  75503

Alterra Sterling House of Waxahachie   2250 Brown Street                  158,250              1,582,500               157,459
                                       Waxahachie, TX  75165

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